Federal Income Taxes	12 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES

NOTE I - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate for the years ended June 30, 2020 and 2019, as follows:

(in thousands)	2020	2019

Federal income taxes at the statutory rate	$(2,579)	$200
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(16)	(15)
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation	14	(63)
Goodwill impairment	2,848	--
Other	(3)	19
	$264	$141

The composition of the Company’s net deferred tax liability at June 30 is as follows:

(in thousands)	2020	2019

Taxes (payable refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$371	$363
Accrued expenses	164	113
Fair value accounting adjustments on acquisition	199	223
Nonaccrued interest on loans	118	102
Other real estate owned adjustments	17	16
Depreciation	37	38
Charitable contributions	12	--
State net operating loss carryforward	--	170
Total deferred tax assets	918	1,025

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(981)	(981)
Deferred loan origination costs	(33)	(48)
Loan servicing rights	(24)	(18)
Accrual to cash adjustment	(170)	(127)
Fair value accounting adjustments on acquisition	(547)	(552)
Total deferred tax liabilities	(1,755)	(1,726)
Net deferred tax liability	$(837)	$(701)

As discussed in Note A, in the fiscal year ended June 30, 2019, the Company recognized a tax benefit of $63,000 as a result of the tax legislation enacted by the Commonwealth of Kentucky in spring 2019. As a result of HB 458 on combined reporting, the Company recorded a deferred tax asset for the state net operating loss carryforward. The losses are expected to be utilized when the Company begins filing a combined Kentucky income tax return with the Banks. The loss carryforward expires beginning 2032.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2020, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.3 million at June 30, 2020.